UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sixth Amendment to Receivables Facility

On April 10, 2024, ADT LLC (“ADT”) and ADT Finance LLC (“ADT Finance”) entered a Sixth Amendment to the Receivables Financing Agreement, among ADT Finance, Mizuho Bank, Ltd., ADT, MUFG Bank Ltd., Starbird Funding Corporation, and BNP Paribas (the “Sixth Amendment to Receivables Financing Agreement”). The Sixth Amendment to Receivables Financing Agreement, among other things, (i) increases of the size of the uncommitted secured lending facility contemplated thereunder from the existing uncommitted capacity of $500 million to a new uncommitted capacity of $550 million, (ii) extends the Termination Date from April 10, 2024 to April 10, 2025, (iii) expands Eligible Receivables to include alarms and other home security products sold but not installed by ADT, and (iv) makes certain amendments to collateral tests, advance rates and similar provisions in connection therewith, together with certain related amendments. The parties had previously entered into the Fifth Amendment to Receivables Financing Agreement to extend the Termination Date from March 27, 2024 to April 10, 2024. In connection with the effectiveness of the Sixth Amendment to Receivables Financing Agreement, ADT Inc. was required to reaffirm its existing Performance Support Agreement in the form included as Annex A to the Sixth Amendment to Receivables Financing Agreement (the “Performance Support Agreement”).

The foregoing descriptions of the Sixth Amendment to Receivables Financing Agreement and Performance Support Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the Sixth Amendment to Receivables Financing Agreement, including Annex A thereto, which is attached to this report as Exhibit 10.1 and incorporated by reference herein. Capitalized terms used herein have the meanings used in the Sixth Amendment to Receivables Financing Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1*	Sixth Amendment to the Receivables Financing Agreement, among ADT Finance LLC, Mizuho Bank, Ltd., ADT LLC, MUFG Bank, Ltd., Starbird Funding Corporation, and BNP Paribas, dated as of April 10, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K and schedules of this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of any redacted information and/or omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2024	ADT Inc.

	By:	/s/ Jeffrey Likosar
Jeffrey Likosar

President, Corporate Development and Chief Transformation Officer and Interim Chief Financial Officer